EXHIBIT 10.2




                                                              January 25, 2000


Congress Financial Corporation
1133 Avenue of the Americas
New York, NY 10036

     Re:  First Amendment to Accounts Purchase and Sale Agreement

Ladies and Gentlemen:

      We refer to the ACCOUNTS PURCHASE AND SALE AGREEMENT, dated as of July 8, 1999 (the "Agreement"), among CONGRESS FINANCIAL CORPORATION, a Delaware corporation ("Purchaser"), and AMBOY BUS CO., INC., a New York corporation, ATLANTIC PARATRANS, INC., a New York corporation, ATLANTIC PARATRANS OF KENTUCKY INC., a Kentucky corporation, ATLANTIC EXPRESS OF L.A. INC., a California corporation, ATLANTIC EXPRESS OF MISSOURI INC., a Missouri corporation, ATLANTIC EXPRESS OF PENNSYLVANIA, INC., a Delaware corporation, COURTESY BUS CO., INC., a New York corporation, CENTRAL NEW YORK COACH SALES & SERVICE INC., a New York corporation, JERSEY BUS SALES, INC., a New Jersey corporation, STATEN ISLAND BUS, INC., a New York corporation, ATLANTIC PARATRANS OF COLORADO, INC., a Colorado corporation, ATLANTIC PARATRANS OF PENNSYLVANIA, INC., a Pennsylvania corporation and ATLANTIC EXPRESS OF NEW JERSEY, INC., a New Jersey corporation (collectively, "Sellers"), and ATLANTIC EXPRESS TRANSPORTATION CORP., a New York corporation.

      We have requested that you extend the term of the existing Agreement and make certain changes in the terms thereof. The purpose of this letter (the "First Amendment") is to set forth our agreements in connection with such amendment. We hereby agree as follows:

      1. Defined Terms. Unless otherwise indicated, all capitalized terms used herein but not defined herein shall have the respective meanings assigned thereto in the Agreement, as amended hereby. The following terms used herein shall have the following meanings:

            "Loan Agreement" means the Loan and Security Agreement, dated February 4, 1997, by and between Purchaser, certain subsidiaries of Parent and Parent.

      2. Amendments to Agreement. The Agreement is hereby amended as follows:

            (a) Section 2.1 is amended by deleting "$12,750,000" on the seventh line thereof and replacing it with "the Maximum Investment".

            (b) Appendix A of the Agreement is amended by inserting the following definitions in the appropriate alphabetical order:

                  "ABD" means Atlantic Bus Distributors, Inc., a New York
            corporation.

                  "Inventory Agreement" means the Inventory Financing Agreement
            (Security Agreement), dated August 11, 1999, between Purchaser, ABD and Atlantic Express Transportation Group, Inc., as it now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                  "Inventory Loans" means the revolving loans made by Purchaser to ABD pursuant to the Inventory Agreement.

                  "Maximum Investment" means, at any Purchase Date, an amount equal to $20,000,000 minus the aggregate outstanding amount of all Inventory Loans on such Purchase Date.

            (c) The definition of "Termination Date" in Appendix A of the Agreement is deleted in its entirety and replaced with the following:

                  "Termination Date" means the earliest of (a) October 1, 2001,
            (b) the date on which the Termination Date shall occur pursuant to
            Section 10.1 hereof, or (c) ninety (90) days prior to the first to occur of the expiration or termination of (x) the Inventory Agreement or (y) the Working Capital Facility.

      3. Conditions Precedent. Each of the following is a condition precedent to the amendments set forth in Section 2 hereof becoming effective and Lender shall be satisfied that such conditions precedent have been satisfied before such amendments become effective:

            (a) Lender shall have received an original copy of (i) this First Amendment, (ii) the Third Amendment to the Loan Agreement, dated as of the date hereof, and (iii) the First Amendment to the Inventory Agreement, each duly authorized, executed and delivered by us, and acknowledged, agreed and consented to by the respective guarantors thereto;

            (b) Lender shall have received an opinion of counsel, in form and substance satisfactory to you, that the Agreement, as amended hereby, does not violate the terms of the Indenture, and such other matters as you may request.

            (c) each of the representations and warranties made by us as set forth in the Transaction Documents is true and correct in all respects as of the date hereof; and

            (d) immediately prior, and immediately after giving effect, to the amendments set forth in Section 2 hereof there shall exist no Event of Termination or event or condition which, with the giving of notice, passage of time, or both, would constitute an Event of Termination.

      4. Representations and Warranties. We hereby represent, warrant and agree, for your benefit, on and as of the date hereof, both before and after giving effect to the amendments set forth in Section 2 hereof, that:


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

            (a) each of us is a corporation duly organized and in existence and good standing under the laws of its respective state of incorporation, and is duly qualified or registered as a foreign corporation and in good standing in all other jurisdictions where the nature and extent of the business transacted by us or its ownership of property makes such qualification or registration necessary;

            (b) the execution, delivery and performance of this First Amendment and the other Transaction Documents and all transactions contemplated thereby, both before and after giving effect to all amendments and agreements contained herein, are within our power, have been duly authorized by all necessary corporate or other action and are not in contravention of the terms of any of our articles of incorporation, by-laws or other organizational documentation or any law, regulation, decree, order, judgment, indenture, agreement or undertaking to which we are a party or by which we or any of our property are bound;

            (c) this First Amendment and the other Transaction Documents, both before and after giving effect to all amendments and agreements contained herein, constitute our legal, valid and binding obligations, enforceable against us in accordance with their respective terms;

            (d) each of our representations and warranties set forth in the Transaction Documents is true and correct in all respects, and we hereby remake and reaffirm each such representation and warranty with the same force and effect as if each such representation and warranty was being made originally on and as of the date hereof;

            (e) we have no defense, set-off or counterclaim to or with respect to the full performance of any of our obligations under the Transaction Documents; and

            (f) there exists no Event of Default or event or condition which, with the passage of time, giving of notice or both, would constitute an Event of Termination.

      5. Ratification. Except for the amendments expressly provided herein, the Agreement and the other Transaction Documents are not amended, modified or changed hereby and each such document shall remain in full force and effect in accordance with its existing provisions. We hereby ratify and affirm, in all respects, both before and after giving effect to the amendments and agreements contained herein, all of the terms and provisions of the Transaction Documents and all of our obligations thereunder.

      6. Further Assurances. We will take or cause to be taken such actions, and shall execute and deliver such additional documents as may be necessary or desirable to effectuate the provisions of this First Amendment.

      7. References to Agreements to include Amendments. All notices, communications, agreements, certificates, documents or other instruments executed and delivered after the execution and delivery of this First Amendment may refer to the Agreement, without making specific reference to this First Amendment, but nevertheless all such references shall include the amendments and agreements contained in this First Amendment unless the context clearly requires otherwise.


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

      8. Counterparts. This First Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which, when so executed and delivered, shall be an original, but all of which together shall constitute but one and the same instrument.

      9. Amendment, Etc. None of the terms of this First Amendment may be modified, amended or waived in any manner other than by a writing executed by the party against whom such modification, amendment or waiver is charged.

      10. Entire Understanding. This First Amendment represents our and your entire agreement and understanding concerning the subject matter hereof and supersedes all other prior or contemporaneous agreements, understandings, negotiations, discussions, representations, term sheets, commitments, offers and contracts, whether oral or written.

      11. Governing Law. This First Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles regarding conflict of laws that would require the application of another state's laws.



                      [This Space Intentionally Left Blank]


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





                                        Very truly yours,

                                        SELLERS
                                        -------

                                        AMBOY BUS CO., INC.

                                        By: /s/ NATHAN SCHLENKER
                                           ------------------------------------
                                        Name: Nathan Schlenker
                                        Title: Secretary


                                        ATLANTIC PARATRANS, INC.

                                        By: /s/ NATHAN SCHLENKER
                                           ------------------------------------
                                        Name: Nathan Schlenker
                                        Title: Secretary


                                        ATLANTIC PARATRANS OF
                                        KENTUCKY INC.

                                        By: /s/ NATHAN SCHLENKER
                                           ------------------------------------
                                        Name: Nathan Schlenker
                                        Title: Secretary


                                        ATLANTIC EXPRESS OF L.A. INC.

                                        By: /s/ NATHAN SCHLENKER
                                           ------------------------------------
                                        Name: Nathan Schlenker
                                        Title: Secretary


                                        ATLANTIC EXPRESS OF MISSOURI, INC.

                                        By: /s/ NATHAN SCHLENKER
                                           ------------------------------------
                                        Name: Nathan Schlenker
                                        Title: Secretary


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



                                        COURTESY BUS CO., INC.

                                        By: /s/ NATHAN SCHLENKER
                                           ------------------------------------
                                        Name: Nathan Schlenker
                                        Title: Secretary


                                        ATLANTIC EXPRESS OF
                                        PENNSYLVANIA, INC.

                                        By: /s/ NATHAN SCHLENKER
                                           ------------------------------------
                                        Name: Nathan Schlenker
                                        Title: Secretary


                                        CENTRAL NEW YORK COACH
                                        SALES & SERVICE, INC.

                                        By: /s/ NATHAN SCHLENKER
                                           ------------------------------------
                                        Name: Nathan Schlenker
                                        Title: Secretary


                                        JERSEY BUS SALES, INC.

                                        By: /s/ NATHAN SCHLENKER
                                           ------------------------------------
                                        Name: Nathan Schlenker
                                        Title: Secretary


                                        STATEN ISLAND BUS, INC.

                                        By: /s/ NATHAN SCHLENKER
                                           ------------------------------------
                                        Name: Nathan Schlenker
                                        Title: Secretary


                                        ATLANTIC PARATRANS OF
                                        COLORADO, INC.

                                        By: /s/ NATHAN SCHLENKER
                                           ------------------------------------
                                        Name: Nathan Schlenker
                                        Title: Secretary


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


                                        ATLANTIC PARATRANS OF PENNSYLVANIA, INC.

                                        By: /s/ NATHAN SCHLENKER
                                           ------------------------------------
                                        Name: Nathan Schlenker
                                        Title: Secretary


                                        ATLANTIC EXPRESS OF NEW
                                        JERSEY, INC.

                                        By: /s/ NATHAN SCHLENKER
                                           ------------------------------------
                                        Name: Nathan Schlenker
                                        Title: Secretary


                                        PARENT, SELLERS' REPRESENTATIVE,
                                        AND INITIAL SERVICER
                                        --------------------------------

                                        ATLANTIC EXPRESS
                                        TRANSPORTATION CORP.
                                        By: /s/ NATHAN SCHLENKER
                                           ------------------------------------
                                        Name: Nathan Schlenker
                                        Title: Secretary


Agreed to and accepted:

CONGRESS FINANCIAL
CORPORATION



By:    /s/ HERB KORN
   ---------------------------
Name:   Herb Korn
Title:  Assistant Vice President


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



      The undersigned, in his capacity as guarantor under that certain Amended and Restated Limited Guaranty, dated August 11, 1999 (the "Guaranty"), made in favor of Congress Financial Corporation with respect to the obligations of the Sellers (as defined in the foregoing Amendment), hereby (i) confirms that he has reviewed the foregoing First Amendment and is familiar with its contents, and
(ii) represents, warrants and agrees that after giving effect to the First Amendment and the transactions contemplated thereby, (a) the Guaranty continues to be in full force and effect, is enforceable in accordance with its terms, and is not subject to any defense, setoff or counterclaim, and (b) the Guaranteed Obligations (as defined in the Guaranty) include, without limitation, all indebtedness, liabilities, obligations, and agreements of any kind, now existing or hereafter arising, which arise under, in connection with or as a result of the First Amendment or any transaction thereunder.


                                            /s/ DOMENIC GATTO
                                            -----------------------------------
                                            Domenic Gatto


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